EXHIBIT 99.1

[OBJECT OMITTED]                                                    News Release

FOR IMMEDIATE RELEASE
April 20, 2004

                   Trustmark Announces First Quarter Earnings
         Earnings per share rise 12.2%, Loans and Deposits increase 12%

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic and diluted earnings per share of $0.46 for the first quarter of 2004, which represents a 12.2% increase compared to $0.41 for the first quarter of 2003. During the first three months of 2004, earnings totaled $26.8 million, up 9.3% from the prior year. Trustmark's first quarter net income produced annualized returns on average shareholders' equity and average assets of 15.27% and 1.36%, respectively. At March 31, 2004, Trustmark reported total loans of $5.2 billion, total assets of $8.1 billion, total deposits of $5.6 billion and shareholders' equity of $719 million.

Richard G. Hickson, Chairman and CEO of Trustmark Corporation, remarked, "Our expansion efforts in Houston and the Florida panhandle have made important contributions to Trustmark's growth. Our loans have increased $567 million, or 12.2%, while deposits grew $597 million, or 12.0%, when compared to figures one year earlier. We appreciate the confidence our customers have placed in Trustmark and commend our associates for their dedication to becoming a premier financial services company in our marketplace."

Like many other financial services firms, fluctuations in interest rates have reduced the profitability of Trustmark's home mortgage lending business. Higher home mortgage rates during most of the first quarter resulted in lower loan originations, which reduced home mortgage banking income. In addition, the decline in the 10-year U.S. Treasury rate in mid-March resulted in increased amortization and impairment in the value of our home mortgage servicing rights. The increase in amortization and impairment from the prior quarter reduced Trustmark's first quarter earnings by $2.7 million after tax, or $0.05 per share. This non-cash charge against income could be reversed, in whole or in part, if interest rates rise, refinancing slows and the expected life of home mortgage loans lengthens.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,400 associates in Mississippi, Florida, Tennessee and Texas. For additional information, visit Trustmark's web site at www.trustmark.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Investors:      Zach Wasson                                 Joseph Rein
                Executive Vice President and CFO            First Vice President
                601-208-6816                                601-208-6898

Media:          Gray Wiggers
                Senior Vice President
                601-208-5942

                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION
                                 March 31, 2004
                                ($ in thousands)
                                   (unaudited)

                             Quarter Ended March 31,
                              -----------------------
AVERAGE BALANCES                 2004         2003      $ Change   % Change
----------------              ----------   ----------   ---------  --------
Securities AFS-taxable        $1,875,063   $1,235,837   $ 639,226     51.7%
Securities AFS-nontaxable         71,632       70,021       1,611      2.3%
Securities HTM-taxable            84,455      408,165    (323,710)   -79.3%
Securities HTM-nontaxable         89,273       90,945      (1,672)    -1.8%
                              ----------   ----------   ---------
Total securities               2,120,423    1,804,968     315,455     17.5%
                              ----------   ----------   ---------
Loans                          5,063,411    4,617,076     446,335      9.7%
Fed funds sold
   and rev repos                  17,238       29,700     (12,462)   -42.0%
                              ----------   ----------   ---------
Total earning assets           7,201,072    6,451,744     749,328     11.6%
                              ----------   ----------   ---------
Allowance for loan losses        (74,368)     (75,143)        775     -1.0%
Cash and due from banks          336,755      302,372      34,383     11.4%
Other assets                     465,950      410,141      55,809     13.6%
                              ----------   ----------   ---------
Total assets                  $7,929,409   $7,089,114   $ 840,295     11.9%
                              ==========   ==========   =========

Int-bearing demand dep        $1,307,488   $1,040,166   $ 267,322     25.7%
Savings deposits                 969,113      784,866     184,247     23.5%
Time deposits less
  than $100,000                1,260,671    1,261,873      (1,202)    -0.1%
Time deposits of $100,000
  or more                        457,432      464,029      (6,597)    -1.4%
                              ----------   ----------   ---------
Total interest-bearing dep     3,994,704    3,550,934     443,770     12.5%
Fed funds pch and repos          892,204      926,205     (34,001)    -3.7%
Short-term borrowings            512,646      241,371     271,275    112.4%
Long-term FHLB advances          512,301      475,198      37,103      7.8%
                              ----------   ----------   ---------
Total interest-bearing
  liabilities                  5,911,855    5,193,708     718,147     13.8%
Nonint-bearing deposits        1,258,065    1,158,944      99,121      8.6%
Other liabilities                 54,928       69,053     (14,125)   -20.5%
Shareholders' equity             704,561      667,409      37,152      5.6%
                              ----------   ----------   ---------
Total liab and equity         $7,929,409   $7,089,114   $ 840,295     11.9%
                              ==========   ==========   =========

                                    March 31,
                              -----------------------
PERIOD END BALANCES              2004         2003      $ Change   % Change
-------------------           ----------   ----------   ---------  --------
Sec available for sale        $1,958,767   $1,523,599   $ 435,168     28.6%
Sec held to maturity             169,708      442,946    (273,238)   -61.7%
                              ----------   ----------   ---------
Total securities               2,128,475    1,966,545     161,930      8.2%
Loans                          5,198,296    4,631,080     567,216     12.2%
Fed funds sold
  and rev repos                   19,209       27,015      (7,806)   -28.9%
                              ----------   ----------   ---------
Total earning assets           7,345,980    6,624,640     721,340     10.9%
                              ----------   ----------   ---------
Allowance for loan losses        (74,179)     (74,867)        688     -0.9%
Cash and due from banks          340,114      363,738     (23,624)    -6.5%
Intang-other identifiable         22,064       21,925         139      0.6%
Intang-mortgage servicing         47,476       39,655       7,821     19.7%
Intang-goodwill                  110,271       48,028      62,243    129.6%
Other assets                     298,737      282,745      15,992      5.7%
                              ----------   ----------   ---------
Total assets                  $8,090,463   $7,305,864   $ 784,599     10.7%
                              ==========   ==========   =========

Nonint-bearing deposits       $1,316,817   $1,223,941   $  92,876      7.6%
Int-bearing deposits           4,258,071    3,754,058     504,013     13.4%
                              ----------   ----------   ---------
Total deposits                 5,574,888    4,977,999     596,889     12.0%
Fed funds pch and repos          713,802      816,475    (102,673)   -12.6%
Short-term borrowings            541,716      321,879     219,837     68.3%
Long-term FHLB advances          481,004      457,667      23,337      5.1%
Other liabilities                 60,428       71,201     (10,773)   -15.1%
                              ----------   ----------   ---------
Total liabilities              7,371,838    6,645,221     726,617     10.9%
                              ----------   ----------   ---------
Common stock                      12,143       12,337        (194)    -1.6%
Surplus                          133,147      157,954     (24,807)   -15.7%
Retained earnings                564,199      484,980      79,219     16.3%
Accum other comprehensive
  income, net of taxes             9,136        5,372       3,764     70.1%
                              ----------   ----------   ---------
Total shareholders' equity       718,625      660,643      57,982      8.8%
                              ----------   ----------   ---------
Total liab and equity         $8,090,463   $7,305,864   $ 784,599     10.7%
                              ==========   ==========   =========
Total int-bearing liab        $5,994,593   $5,350,079   $ 644,514     12.0%
                              ==========   ==========   =========

                             Quarter Ended March 31,
                              -----------------------
INCOME STATEMENTS                2004         2003      $ Change   % Change
-----------------             ----------   ----------   ---------  --------
Int and fees on loans-FTE     $   71,442   $   71,791   $    (349)    -0.5%
Int on securities-taxable         16,196       20,155      (3,959)   -19.6%
Int on securities-tax
  exempt-FTE                       3,071        3,183        (112)    -3.5%
Int on fed funds sold
  and rev repos                       43           82         (39    -47.6%
Other interest income                 12           12           -      0.0%
                              ----------   ----------   ---------
Total interest income-FTE         90,764       95,223      (4,459)    -4.7%
                              ----------   ----------   ---------
Interest on deposits              13,386       16,062      (2,676)   -16.7%
Interest on fed funds
  pch and repos                    2,104        2,726        (622)   -22.8%
Other interest expense             4,758        5,032        (274)    -5.4%
                              ----------   ----------   ---------
Total interest expense            20,248       23,820      (3,572)   -15.0%
                              ----------   ----------   ---------
Net interest income-FTE           70,516       71,403        (887     -1.2%
Provision for loan losses          1,052        3,000      (1,948)   -64.9%
                              ----------   ----------   ---------
Net interest income after
  provision-FTE                   69,464       68,403       1,061      1.6%
                              ----------   ----------   ---------
Service charges on
  deposit accounts                13,326       12,680         646      5.1%
Other acct charges and fees        6,827        6,625         202      3.0%
Insurance commissions              3,746        3,787         (41)    -1.1%
Mortgage servicing fees            4,228        4,326         (98)    -2.3%
Trust service income               2,596        2,311         285     12.3%
Gains on sales of loans            1,730        3,893      (2,163)   -55.6%
Other income                          58         (587)        645   -109.9%
                              ----------   ----------   ---------
Nonint inc-excl sec gains         32,511       33,035        (524)    -1.6%
Security gains                        13        8,148      (8,135)   -99.8%
                              ----------   ----------   ---------
Total noninterest income          32,524       41,183      (8,659)   -21.0%
                              ----------   ----------   ---------
Salaries and employee
  benefits                        30,443       35,924      (5,481)   -15.3%
Net occupancy-premises             3,213        2,986         227      7.6%
Equipment expense                  3,542        3,710        (168)    -4.5%
Services and fees                  8,379        7,879         500      6.3%
Amtz/impairment of intang
  assets                           6,317       11,655      (5,338)   -45.8%
Other expense                      7,588        7,572          16      0.2%
                              ----------   ----------   ---------
Total noninterest expense         59,482       69,726     (10,244)   -14.7%
                              ----------   ----------   ---------
Income before income taxes        42,506       39,860       2,646      6.6%
Tax equivalent adjustment          2,157        2,206         (49)    -2.2%
Income taxes                      13,598       13,170         428      3.2%
                              ----------   ----------   ---------
Net income                    $   26,751   $   24,484   $   2,267      9.3%
                              ==========   ==========   =========
Earnings per share
  Basic                       $     0.46   $     0.41   $    0.05     12.2%
                              ==========   ==========   =========
  Diluted                     $     0.46   $     0.41   $    0.05     12.2%
                              ==========   ==========   =========

Weighted average shares o/s
  Basic                       58,267,684   59,912,276                 -2.7%
                              ==========   ==========
  Diluted                     58,587,611   60,055,751                 -2.4%
                              ==========   ==========
Period end shares o/s         58,280,233   59,210,244                 -1.6%
                              ==========   ==========
Dividends per share           $   0.1900   $   0.1650                 15.2%
                              ==========   ==========

                                    March 31,
                              -----------------------
NONPERFORMING ASSETS             2004         2003      $ Change   % Change
--------------------          ----------   ----------   ---------  --------
Nonaccrual loans              $   27,482   $   31,769   $  (4,287)   -13.5%
Restructured loans                     -            -           -
                              ----------   ----------   ---------
Total nonperforming loans         27,482       31,769      (4,287)   -13.5%
Other real estate                  7,149        7,281        (132)    -1.8%
                              ----------   ----------   ---------
Total nonperforming assets        34,631       39,050      (4,419)   -11.3%
Loans past due over 90 days        5,443        2,512       2,931    116.7%
                              ----------   ----------   ---------
Total nonperforming
  assets plus past
  due over 90 days            $   40,074   $   41,562   $  (1,488)    -3.6%
                              ==========   ==========   =========

                             Quarter Ended March 31,
                              -----------------------
ALLOWANCE FOR LOAN LOSSES        2004         2003      $ Change   % Change
-------------------------     ----------   ----------   ---------  --------
Beginning Balance             $   74,276   $   74,771   $    (495)    -0.7%
Charge-offs                       (3,828)      (5,191)      1,363    -26.3%
Recoveries                         2,679        2,287         392     17.1%
Provision for loan losses          1,052        3,000      (1,948)   -64.9%
                              ----------   ----------   ---------
Ending Balance                $   74,179   $   74,867   $    (688)    -0.9%
                              ==========   ==========   =========

                                          Quarter Ended March 31,
                                          -----------------------
                                             2004          2003
RATIOS                                    -----------   ---------
------
ROA                                             1.36%       1.40%
ROE                                            15.27%      14.88%
Equity generation rate                          8.96%       8.89%
EOP equity/ EOP assets                          8.88%       9.04%
Average equity/average assets                   8.89%       9.41%
Interest margin - Yield - FTE                   5.07%       5.99%
Interest margin - Cost - FTE                    1.13%       1.50%
Net interest margin - FTE                       3.94%       4.49%
Rate on interest-bearing liab                   1.38%       1.86%
Efficiency ratio                               56.15%      54.17%
Expense ratio                                   1.51%       2.31%
Net charge offs/average loans                   0.09%       0.26%
Prov for loan losses/average loans              0.08%       0.26%
Nonperforming loans/total loans                 0.53%       0.69%
Nonperforming assets/total loans                0.67%       0.84%
Nonperf assets/total loans+ORE                  0.67%       0.84%
ALL/nonperforming loans                       269.92%     235.66%
ALL/total loans                                 1.43%       1.62%
Net loans/total assets                         63.34%      62.36%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                 $  29.020   $  23.760
Market value of stock-High                  $  30.730   $  24.800
Market value of stock-Low                   $  28.270   $  22.560
Book value of stock                         $   12.33   $   11.16
Tangible book value of stock                $   10.06   $    9.31
Tangible equity                             $ 586,290   $ 590,690
Market/Book value of stock                    235.36%     212.90%
Price/Earnings ratio                            15.69       14.29
Dividend payout                                41.30%      40.24%


OTHER DATA
----------
EOP Employees - FTE                             2,425       2,283

                                  Quarter Ended
                              -----------------------
AVERAGE BALANCES               3/31/2004   12/31/2003   $ Change   % Change
----------------              ----------   ----------   ---------  --------
Securities AFS-taxable        $1,875,063   $1,737,519   $ 137,544      7.9%
Securities AFS-nontaxable         71,632       68,976       2,656      3.9%
Securities HTM-taxable            84,455       97,536     (13,081)   -13.4%
Securities HTM-nontaxable         89,273       90,530      (1,257)    -1.4%
                              ----------   ----------   ---------
Total securities               2,120,423    1,994,561     125,862      6.3%
                              ----------   ----------   ---------
Loans                          5,063,411    4,991,449      71,962      1.4%
Fed funds sold
  and rev repos                   17,238       19,569      (2,331)   -11.9%
                              ----------   ----------   ---------
Total earning assets           7,201,072    7,005,579     195,493      2.8%
                              ----------   ----------   ---------
Allowance for loan losses        (74,368)     (74,449)         81     -0.1%
Cash and due from banks          336,755      296,340      40,415     13.6%
Other assets                     465,950      463,625       2,325      0.5%
                              ----------   ----------   ---------
Total assets                  $7,929,409   $7,691,095   $ 238,314      3.1%
                              ==========   ==========   =========

Int-bearing demand dep        $1,307,488   $1,165,721   $ 141,767     12.2%
Savings deposits                 969,113      866,248     102,865     11.9%
Time deposits less
  than $100,000                1,260,671    1,226,521      34,150      2.8%
Time deposits of
  $100,000 or more               457,432      462,732      (5,300)    -1.1%
                              ----------   ----------   ---------
Total interest-bearing dep     3,994,704    3,721,222     273,482      7.3%
Fed funds pch and repos          892,204      892,546        (342)     0.0%
Short-term borrowings            512,646      584,931     (72,285)   -12.4%
Long-term FHLB advances          512,301      502,796       9,505      1.9%
                              ----------   ----------   ---------
Total interest-bearing
  liabilities                  5,911,855    5,701,495     210,360      3.7%
Nonint-bearing deposits        1,258,065    1,246,389      11,676      0.9%
Other liabilities                 54,928       52,506       2,422      4.6%
Shareholders' equity             704,561      690,705      13,856      2.0%
                              ----------   ----------   ---------
Total liab and equity         $7,929,409   $7,691,095   $ 238,314      3.1%
                              ==========   ==========   =========

                                  Period Ended
                              -----------------------
PERIOD END BALANCES            3/31/2004   12/31/2003   $ Change   % Change
-------------------           ----------   ----------   ---------  --------
Sec available for sale        $1,958,767   $1,933,993   $  24,774      1.3%
Sec held to maturity             169,708      178,450      (8,742)    -4.9%
                              ----------   ----------   ---------
Total securities               2,128,475    2,112,443      16,032      0.8%
Loans                          5,198,296    5,032,612     165,684      3.3%
Fed funds sold
  and rev repos                   19,209       37,712     (18,503)   -49.1%
                              ----------   ----------   ---------
Total earning assets           7,345,980    7,182,767     163,213      2.3%
                              ----------   ----------   ---------
Allowance for loan loss          (74,179)     (74,276)         97     -0.1%
Cash and due from banks          340,114      333,096       7,018      2.1%
Intang-other identifiable         22,064       21,921         143      0.7%
Intang-mortgage servicing         47,476       49,707      (2,231)    -4.5%
Intang-goodwill                  110,271       95,877      14,394     15.0%
Other assets                     298,737      305,229      (6,492)    -2.1%
                              ----------   ----------   ---------
Total assets                  $8,090,463   $7,914,321   $ 176,142      2.2%
                              ==========   ==========   =========

Nonint-bearing deposits       $1,316,817   $1,329,444   $ (12,627)    -0.9%
Int-bearing deposits           4,258,071    3,760,015     498,056     13.2%
                              ----------   ----------   ---------
Total deposits                 5,574,888    5,089,459     485,429      9.5%
Fed funds pch and repos          713,802      928,135    (214,333)   -23.1%
Short-term borrowings            541,716      621,532     (79,816)   -12.8%
Long-term FHLB advances          481,004      531,035     (50,031)    -9.4%
Other liabilities                 60,428       54,587       5,841     10.7%
                              ----------   ----------   ---------
Total liabilities              7,371,838    7,224,748     147,090      2.0%
                              ----------   ----------   ---------
Common stock                      12,143       12,136           7      0.1%
Surplus                          133,147      132,383         764      0.6%
Retained earnings                564,199      548,521      15,678      2.9%
Accum other comprehensive
  income (loss), net of
  taxes                            9,136       (3,467)     12,603   -363.5%
                              ----------   ----------   ---------
Total shareholders' equity       718,625      689,573      29,052      4.2%
                              ----------   ----------   ---------
Total liab and equity         $8,090,463   $7,914,321   $ 176,142      2.2%
                              ==========   ==========   =========
Total int-bearing liab        $5,994,593   $5,840,717   $ 153,876      2.6%
                              ==========   ==========   =========

                                  Quarter Ended
                              -----------------------
INCOME STATEMENTS              3/31/2004   12/31/2003   $ Change   % Change
-----------------             ----------   ----------   ---------  --------
Int and fees on loans-FTE     $   71,442   $   73,650   $  (2,208)    -3.0%
Int on securities-taxable         16,196       14,722       1,474     10.0%
Int on securities-tax
  exempt-FTE                       3,071        3,080          (9)    -0.3%
Int on fed funds sold
  and rev repos                       43           51          (8)   -15.7%
Other interest income                 12           13          (1)    -7.7%
                              ----------   ----------   ---------
Total interest income-FTE         90,764       91,516        (752)    -0.8%
                              ----------   ----------   ---------
Interest on deposits              13,386       13,445         (59)    -0.4%
Interest on fed funds
  pch and repos                    2,104        2,159         (55)    -2.5%
Other interest expense             4,758        5,295        (537)   -10.1%
                              ----------   ----------   ---------
Total interest expense            20,248       20,899        (651)    -3.1%
                              ----------   ----------   ---------
Net interest income-FTE           70,516       70,617        (101)    -0.1%
Provision for loan losses          1,052        2,351      (1,299)   -55.3%
                              ----------   ----------   ---------
Net interest income after
  provision-FTE                   69,464       68,266       1,198      1.8%
                              ----------   ----------   ---------
Service charges on
  deposit accounts                13,326       14,297        (971)    -6.8%
Other acct charges and fees        6,827        7,073        (246)    -3.5%
Insurance commissions              3,746        4,109        (363)    -8.8%
Mortgage servicing fees            4,228        4,174          54      1.3%
Trust service income               2,596        2,658         (62)    -2.3%
Gains on sales of loans            1,730        1,223         507     41.5%
Other income                          58          832        (774)   -93.0%
                              ----------   ----------   ---------
Nonint inc-excl sec gains         32,511       34,366      (1,855)    -5.4%
Security gains                        13            5           8    160.0%
                              ----------   ----------   ---------
Total noninterest income          32,524       34,371      (1,847)    -5.4%
                              ----------   ----------   ---------
Salaries and employee
  benefits                        30,443       29,678         765      2.6%
Net occupancy-premises             3,213        3,276         (63)    -1.9%
Equipment expense                  3,542        3,885        (343)    -8.8%
Services and fees                  8,379        7,587         792     10.4%
Amtz/impairment of intang
  assets                           6,317        1,859       4,458    239.8%
Other expense                      7,588        7,446         142      1.9%
                              ----------   ----------   ---------
Total noninterest expense         59,482       53,731       5,751     10.7%
                              ----------   ----------   ---------
Income before income taxes        42,506       48,906      (6,400)   -13.1%
Tax equivalent adjustment          2,157        2,004         153      7.6%
Income taxes                      13,598       16,438      (2,840)   -17.3%
                              ----------   ----------   ---------
Net income                    $   26,751   $   30,464   $  (3,713)   -12.2%
                              ==========   ==========   =========

Earnings per share
  Basic                       $     0.46   $     0.52   $   (0.06)   -11.5%
                              ==========   ==========   =========
  Diluted                     $     0.46   $     0.52   $   (0.06)   -11.5%
                              ==========   ==========   =========

Weighted average shares o/s
  Basic                       58,267,684   58,401,559
                              ==========   ==========
  Diluted                     58,587,611   58,757,964
                              ==========   ==========
Period end shares o/s         58,280,233   58,246,733
                              ==========   ==========
Dividends per share           $   0.1900   $   0.1900
                              ==========   ==========

                                  Period Ended
                              -----------------------
NONPERFORMING ASSETS           3/31/2004   12/31/2003   $ Change   % Change
--------------------          ----------   ----------   ---------  --------
Nonaccrual loans              $   27,482   $   23,921   $   3,561     14.9%
Restructured loans                     -            -           -
                              ----------   ----------   ---------
Total nonperforming loans         27,482       23,921       3,561     14.9%
Other real estate                  7,149        5,929       1,220     20.6%
                              ----------   ----------   ---------
Total nonperforming assets        34,631       29,850       4,781     16.0%
Loans past due over 90 days        5,443        2,606       2,837    108.9%
                              ----------   ----------   ---------
Total nonperforming
  assets plus past
  due over 90 days            $   40,074   $   32,456   $   7,618     23.5%
                              ==========   ==========   =========


                                  Quarter Ended
                              -----------------------
ALLOWANCE FOR LOAN LOSSES      3/31/2004   12/31/2003
-------------------------     ----------   ----------
Beginning Balance             $   74,276   $   74,486   $    (210)    -0.3%
Charge-offs                       (3,828)      (4,533)        705    -15.6%
Recoveries                         2,679        1,972         707     35.9%
Provision for loan losses          1,052        2,351      (1,299)   -55.3%
                              ----------   ----------   ---------
Ending Balance                $   74,179   $   74,276   $     (97)    -0.1%
                              ==========   ==========   =========

                                                 Quarter Ended
                                           -----------------------
RATIOS                                      3/31/2004   12/31/2003
------                                     ----------   ----------
ROA                                             1.36%        1.57%
ROE                                            15.27%       17.50%
Equity generation rate                          8.96%       11.10%
EOP equity/ EOP assets                          8.88%        8.71%
Average equity/average assets                   8.89%        8.98%
Interest margin - Yield - FTE                   5.07%        5.18%
Interest margin - Cost - FTE                    1.13%        1.18%
Net interest margin - FTE                       3.94%        4.00%
Rate on interest-bearing liabilities            1.38%        1.45%
Efficiency ratio                               56.15%       52.72%
Expense ratio                                   1.51%        1.10%
Net charge offs/average loans                   0.09%        0.20%
Provision for loan losses/average loans         0.08%        0.19%
Nonperforming loans/total loans                 0.53%        0.48%
Nonperforming assets/total loans                0.67%        0.59%
Nonperforming assets/total loans+ORE            0.67%        0.59%
ALL/nonperforming loans                       269.92%      310.51%
ALL/total loans                                 1.43%        1.48%
Net loans/total assets                         63.34%       62.65%


COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                 $  29.020    $  29.270
Market value of stock-High                  $  30.730    $  30.000
Market value of stock-Low                   $  28.270    $  27.050
Book value of stock                         $   12.33    $   11.84
Tangible book value of stock                $   10.06    $    9.82
Tangible equity                             $ 586,290    $ 571,775
Market/Book value of stock                    235.36%      247.21%
Price/Earnings ratio                            15.69        14.19
Dividend payout                                41.30%       36.54%


OTHER DATA
----------
EOP Employees - FTE                             2,425        2,356

NOTES TO CONSOLIDATED FINANCIALS

Note 1- Business Combinations

On March 12, 2004, Trustmark acquired five branches of Allied Houston Bank in a business combination accounted for by the purchase method of accounting. In connection with the transaction, Trustmark acquired approximately $148.1 million in assets and assumed $161.7 million in deposits and other liabilities for a $10 million deposit premium. Assets consisted of $145.9 million in loans, $585 thousand in premises and equipment and $1.6 million in other assets. The assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $6.4 million discount, consisting of a discount for general credit risk of $7.3 million offset by a market valuation premium of $862 thousand. Included in the credit risk discount of $7.3 million was a specific amount for nonaccrual loans of $1.7 million. Subsequent to the purchase date, the unpaid principal for these nonaccrual loans were written down to their net realizable value against the recorded discount. Excess cost over tangible net assets acquired totaled $15.7 million, of which $426 thousand and $15.3 million have been allocated to core deposits and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

On August 29, 2003, Trustmark acquired seven Florida branches of The Banc Corporation of Birmingham, Alabama, in a business combination accounted for by the purchase method of accounting. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City. In connection with the transaction, Trustmark paid a $46.8 million deposit premium in exchange for $232.8 million in assets and $209.2 million in deposits and other liabilities. Assets consisted of $224.3 million in loans, $6.8 million in premises and equipment and $1.7 million in other assets. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Loans were recorded at a $1.9 million discount, consisting of a discount for general credit risk of $3.5 million offset by a market valuation premium of $1.6 million. Excess costs over tangible net assets acquired totaled $49.5 million, of which $1.7 million and $47.8 million have been allocated to core deposits and goodwill, respectively. Trustmark's financial statements include the results of operations for this acquisition from the merger date.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

                                      3/31/2004    12/31/2003     3/31/2003
                                     ----------    ----------    ----------
Real Estate                          $3,197,065    $3,085,404    $2,657,450
Commercial and industrial               838,950       787,094       776,249
Consumer                                756,597       787,316       817,726
Other                                   405,684       372,798       379,655
                                     ----------    ----------    ----------
Loans                                 5,198,296     5,032,612     4,631,080
Less Allowance for loan losses           74,179        74,276        74,867
                                     ----------    ----------    ----------
Net Loans                            $5,124,117    $4,958,336    $4,556,213
                                     ==========    ==========    ==========

Loans are stated at the amount of unpaid principal, adjusted for the net amount of direct costs, nonrefundable loan fees and discounts on purchased loans. As mentioned in Note 1, Trustmark purchased $370.2 million in net loans through branch purchase acquisitions in Florida and Texas. The discount associated with the acquired loans, which is netted against unpaid principal, was $10.8 million and will be accreted into income over the life of the specific loans acquired for loans which are expected to be fully collected. Unpaid principal on loans that are not expected to be fully collected will be written down against the recorded discount.

The allowance for loan losses is established through provisions for estimated loan losses charged against earnings and is maintained at a level believed adequate by Management to absorb estimated probable loan losses. However, in the case of the acquired loans in Florida and Texas, no specific loan loss reserve was required under generally accepted accounting principles at the purchase date because the loans were purchased at a discount which considered interest rate and credit risk. As a result, the ratio of the allowance for loan losses to loans has decreased to 1.43% (see pages 3 and 6) for the quarter ended March 31, 2004.

Note 3 - Mortgage Servicing Rights

For the periods presented, the carrying amount of mortgage servicing rights are as follows:

                                      3/31/2004    12/31/2003     3/31/2003
                                     ----------    ----------    ----------
Mortgage Servicing Rights            $   65,476    $   65,574    $   58,857
Valuation Allowance                     (18,000)      (15,867)      (19,202)
                                     ----------    ----------    ----------
Mortgage Servicing Rights,net        $   47,476    $   49,707    $   39,655
                                     ==========    ==========    ==========

Mortgage servicing rights are rights to service mortgage loans for others, whether the loans were acquired through purchase or loan origination. Purchased mortgage servicing rights are capitalized at cost. For loans originated and sold where the servicing rights are retained, Trustmark allocated the cost of the loan and the servicing right based on their relative fair values. Mortgage servicing rights are amortized over the estimated period of the related new servicing income. At March 31, 2004 Trustmark serviced $3.4 billion in mortgage loans for others.

Impairment for mortgage servicing rights occurs when the estimated fair value falls below the underlying carrying value. Fair value is determined utilizing specific risk characteristics of the mortgage loan, current interest rates and current prepayment speeds. Trustmark would expect to recover a significant portion of the valuation allowance when mortgage rates increase and stabilize and prepayment speeds decrease. Since March 31, 2004, mortgage rates have increased to December 2003 levels which would eliminate the impairment recorded through other expenses for the quarter ended March 31, 2004.

Note 4 - Net Interest Margin

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax-equivalent basis.

                                                 Quarter Ended
                                     --------------------------------------
                                      3/31/2004    12/31/2003     3/31/2003
                                     ----------    ----------    ----------

Securities - Taxable                      3.32%         3.18%         4.97%
Securities - Nontaxable                   7.68%         7.66%         8.02%
Securities - Total                        3.65%         3.54%         5.24%
Loans                                     5.67%         5.85%         6.31%
FF Sold & Rev Repo                        1.00%         1.03%         1.13%
Total Earning Assets                      5.07%         5.18%         5.99%

Interest-bearing Deposits                 1.35%         1.43%         1.83%
FF Pch & Repo                             0.95%         0.96%         1.19%
Borrowings                                1.87%         1.93%         2.85%
Total Interest-bearing
  Liabilities                             1.38%         1.45%         1.86%

Net interest margin                       3.94%         4.00%         4.49%

Note 5 - Early Retirement Program

In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. An after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings.

Note 6 - Amortization/Impairment of Intangible Assets

The following table includes the components of amortization/impairment of intangible assets:

                                                  Quarter Ended
                                     --------------------------------------
                                      3/31/2004    12/31/2003     3/31/2003
                                     ----------    ----------    ----------
Amortization:
  Mortgage servicing rights          $    3,601    $    2,894    $    4,069
  Other identifiable intang assets          583           577           864
Impairment of mortgage
  servicing rights                        2,133        (1,612)        6,722
                                     ----------    ----------    ----------
Total amort/impairment
  of intangible assets               $    6,317    $    1,859    $   11,655
                                     ==========    ==========    ==========